Staff costs	12 Months Ended
Dec. 31, 2021
Staff costs
Staff costs

18. Staff costs

	2021	2020	2019
Wages and salaries	3,280,004	2,959,856	2,438,448
Social charges and insurances	396,149	315,164	243,232
Value of share‑based services (note 14)	946,632	901,425	1,310,888
Retirement benefit (note 20)	114,353	220,559	296,247
Total staff costs	4,737,138	4,397,004	4,288,815

The wages and salaries increased by CHF 0.3 million for the year ended December 31, 2021 compared to the same period in 2020, primarily due to an increase in the average number of full-time equivalent employees from 22 in 2020 to 25 in 2021.

The wages and salaries increased by CHF 0.5 million for the year ended December 31, 2020 compared to the same period in 2019, primarily due to an increase in the average number of full-time equivalent employees from 17 in 2019 to 22 in 2020.